UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/11

Item 1. Reports to Stockholders.

MARCH 31, 2011

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Sign up for electronic delivery on **franklintempleton.com**

FRANKLIN CUSTODIAN FUNDS

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Economic and Market Overview

During the six-month period ended March 31, 2011, the U.S. economic recovery retained its momentum, supported by increased business activity, a strong rise in job creation, and consumer spending that recovered to pre-recession levels. The U.S. has been a key engine in an ongoing global manufacturing rebound, which accelerated in 2011’s first quarter and helped spur U.S. economic output.

Unemployment and underemployment eased as job creation began to gain some traction and the U.S. jobless rate declined to 8.8% in March.1 Consumer spending rose for the eighth consecutive month in March, but rising gasoline and food prices set off a sharp drop in consumer confidence. The banking sector appeared to be closer to a full recovery although challenges dealing with massive debt still faced the U.S. at period-end.

Inflation at the consumer, producer and trade levels rose across much of the world, but in the U.S. it remained relatively contained. The Federal Open Market Committee (FOMC) kept monetary policy unchanged while continuing its second round of quantitative easing, scheduled to terminate in June.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and geopolitical news, causing equity market volatility to increase globally. U.S. investors weathered international events that included revolutions and ongoing civil unrest across the Middle East and North Africa, sovereign debt worries and credit downgrades in Europe, and the multiple crises triggered by Japan’s earthquake and tsunami. Ultimately, stock indexes experienced solid gains during the six months under review as domestic and global equity markets rose amid generally improving economic signs and rising consumer spending. At times of uncertainty, wary investors favored short-term Treasuries, and Treasury yields dipped to low levels for much of the period. In addition, the potential for higher inflation made many investors reluctant to buy longer term Treasuries. For the six-month period under review, Treasury prices fell and yields rose. The two-year Treasury bill yield began the period at 0.42% and ended at 0.80%, while the 10-year Treasury note yield rose from 2.53% to 3.47%.

The foregoing information reflects our analysis and opinions as of March 31, 2011. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

Semiannual Report | 3

Franklin DynaTech Fund

Your Fund’s Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2011.

Performance Overview

Franklin DynaTech Fund – Class A delivered a +17.86% cumulative total return for the six months under review. For the same period, the Fund under-performed the +18.13% total return of the Russell 1000 Growth Index, which measures performance of 1,000 large-capitalization companies with higher price-to-book ratios and higher forecasted growth values.1 The Fund’s results were comparable to the broad U.S. stock market as measured by the Standard & Poor’s 500 Index’s (S&P 500’s) +17.31% total return, and domestic and international-based stocks as measured by the NASDAQ Composite Index’s total return of +17.99%.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 50.

4 | Semiannual Report

range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

All sectors held by the Fund produced positive results during the period, notably information technology (IT).2 IT spending was driven largely by an improving global economic recovery and its coinciding wave of pent-up, post-recession demand for technology, both at the consumer and business levels. A key Fund contributor was computer hardware and electronic device maker Apple, which continued its pipeline of successful innovations. Apple released its second-generation iPad tablet computer and logged brisk sales of its popular iPhone smartphone during the reporting period, both of which helped boost the company’s value. The Fund’s position in U.K.-based ARM Holdings also posted strong results. The company, which is best known for its microprocessor chips that allow tasks to be carried out simultaneously, also designs, licenses and sells software development tools. ARM’s stock price benefited from increased adoption of smartphones and tablet personal computers as its intellectual property was fast becoming the standard architecture for mobile chip design. China-based Internet software and services industry company Baidu also helped Fund results. Baidu, a Chinese-language Internet search engine with more than 70% of the local search market, posted strong quarterly results during the period under review.

The Fund’s energy and health care sector holdings also were key contributors.3 In particular, oilfield and drilling services companies benefited from sharply rising energy demand and pricing during the period, an environment that directly benefited Fund holdings FMC Technologies, Schlumberger and National Oilwell Varco. Within health care, most of the Fund’s positions increased in value, led by Cerner, a specialty software provider that designs clinical and administrative information systems linking hospitals, emergency rooms, pharmacies and other health care offices; and Waters, a manufacturer of mass spectrometers and other precision instruments for a wide range of health care applications.

Despite generally favorable results among our IT stocks, several holdings detracted from Fund performance. Among these were network equipment provider Cisco Systems, followed by Internet software and services companies

2. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

Semiannual Report | 5

Akamai Technologies (sold by period-end) and Mail.ru Group. Cisco’s bottom line suffered generally from increased competition that resulted in poor pricing and margin pressure. Akamai shares fell in value for similar reasons. Unlike Cisco and Akamai, Mail.ru Group did not report unfavorable earnings results, but merely sold off as investors consolidated shares following the company’s highly successful initial public offering.

As managers of Franklin DynaTech Fund, at period-end we were encouraged by the relative abundance of leading science and technology companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe these innovative, thought-leading companies may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

Performance Summary as of 3/31/11

Franklin DynaTech Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 7

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

Performance Summary (continued)

Endnotes

The Fund’s investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small-and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were +13.03% and +4.35%.

Semiannual Report | 9

Your Fund’s Expenses

Franklin DynaTech Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.72%; C: 1.73%; R: 1.23%; and Advisor 0.73%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Semiannual Report | 11

Franklin Growth Fund

Your Fund’s Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2011.

Performance Overview

Franklin Growth Fund – Class A delivered a +14.13% cumulative total return for the six months under review. The Fund underperformed U.S. stocks as measured by its benchmark, the Standard & Poor’s 500 Index (S&P 500), which posted a +17.31% total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 59.

12 | Semiannual Report

Manager’s Discussion

Franklin Growth Fund owned shares of 154 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the six months under review, every sector represented in the Fund posted positive results with most holdings gaining in value. By sector, leading contributors to absolute Fund performance included industrials, information technology and health care.2 Within industrials, machinery company Ingersoll-Rand, facilities maintenance products and services company W.W. Grainger, and aerospace and defense contractors General Dynamics and United Technologies were key contributors to results. Among information technology holdings, computer hardware and electronic device maker Apple performed well, driven by brisk sales of its popular iPhone smartphone. Information technology services and software provider International Business Machines benefited from greater business spending. In health care, pharmaceuticals giant Pfizer; health care testing and measurement systems provider Agilent Technologies; and Dionex, which provides testing and analytical products to the industrial, environmental and life sciences industries, also boosted results. We sold our Dionex position by period-end.

Although most of the Fund’s holdings produced positive results, there were some disappointments, with a small negative effect on performance. Information technology company Cisco Systems, which makes networking equipment, lost value and was a detractor. Gold mining company Randgold Resources and pharmaceuticals company Merck also hurt results.

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

Semiannual Report | 13

Thank you for your continued participation in Franklin Growth Fund.

We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

14 | Semiannual Report

Performance Summary as of 3/31/11

Franklin Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 15

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

16 | Semiannual Report

Performance Summary (continued)

Endnotes

Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The portfolio includes investments in the technology sector, which has been one of the most volatile sectors of the market. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 17

Your Fund’s Expenses

Franklin Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; B: 1.63%; C: 1.63%; R: 1.14%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Semiannual Report | 19

Franklin Income Fund

Your Fund’s Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions,

in a diversified portfolio of debt and equity securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Income Fund covers the period ended March 31, 2011.

Performance Overview

Franklin Income Fund – Class A delivered a +10.67% cumulative total return for the six months under review. The Fund underperformed the +17.31% total return of its equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 The Fund outperformed the -0.88% total return of its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market.1 The Fund outperformed the +9.19% total return of its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the six-month period ended 3/31/11, this category consisted of 517 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 71.

20 | Semiannual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the six-month reporting period, the Fund benefited from both equity and fixed income holdings. Equity market gains were largely driven by continued economic recovery, strong corporate profits, increased merger and acquisition activities, and a renewed emphasis on shareholder friendly activities such as share buybacks and dividends. Corporate debt securities benefited from attractive coupons and continued spread contraction, although fixed income markets generally were hampered by rising long-term interest rates.

The Fund’s asset allocation generally shifted toward a more balanced mix of stocks and bonds. We began the period with 58.5% of total net assets in fixed income securities and 38.8% in equity securities. During the period, we increased holdings of foreign securities to approximately 12% of total net assets including both debt and equity securities from a range of markets including the U.K., Switzerland, Canada and Australia. By period-end, the Fund held 53.8% in fixed income securities including corporate bonds, floating rate term loans and municipal debt securities, and 45.1% in equity securities, principally common stocks and convertible securities.

Semiannual Report | 21

Within fixed income markets, rising interest rates had a significant negative impact on overall returns for the benchmark index, the BC U.S. Aggregate Index. Long-term interest rates rose significantly from 2.53% at the beginning of the reporting period to 3.47% at period-end, as measured by the 10-year U.S. Treasury note. Monetary policy concerns, another round of quantitative easing and global inflationary pressures from a wide range of higher commodity prices all contributed to the rise in interest rates. The Fund’s positioning in corporate debt securities, principally high yield corporate bonds and term loans, performed well against this backdrop as corporate profitability remained strong and spreads contracted, partially offsetting the pressure from rising interest rates. During the period, the average yield spread over Treasuries for investment-grade corporate bonds declined from 175 basis points (bps; 100 basis points equal one percentage point) to 142 bps, and the average spread for high yield corporate bonds declined from 642 bps to 505 bps.3 Top contributors to the Fund’s return among fixed income holdings included First Data, Freescale Semiconductor, CIT Group and Energy Future Holdings (formerly TXU Corp.). Our holdings in First Data, a leading provider of payment transaction services, included a mix of securities from across the capital structure including first lien term loans, secured bonds, senior notes and subordinated notes. We believe this flexible approach helped us identify an attractive mix of securities as we sought to meet the Fund’s investment goal. Fixed income detractors had only a small negative effect on Fund performance.

Among our equity investments, the Fund experienced strong gains from energy sector holdings mainly due to the significant rise in global crude oil prices during the period. Major contributors to performance included Exxon Mobil, Canadian Oil Sands and ConocoPhillips. The Fund’s financials sector investments also performed well due to favorable economic conditions, improvement in credit losses and greater clarity on regulatory reform. Fund holdings in Wells Fargo and JPMorgan Chase positively impacted performance during the period. Despite the generally strong returns from equity markets, several positions detracted from performance including Dex One, Entergy, Public Service Enterprise Group, Merck and Johnson & Johnson.

At period-end, we continue to focus our research efforts on unique investment opportunities we believe offer the potential for income and solid long-term returns on a risk-adjusted basis. Our long-term approach remains consistent as we look across a wide range of asset classes, seeking the most compelling opportunities for income generation and long-term growth potential.

3. Sources: Barclays Capital; Credit Suisse.

22 | Semiannual Report

Thank you for your continued participation in Franklin Income Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 23

Performance Summary as of 3/31/11

Franklin Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

24 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B/B1: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Semiannual Report | 25

Performance Summary (continued)

Performance data represent past performance, which does not value will fluctuate, and you may have a gain or loss when you figures shown. For most recent month-end performance, go to guarantee future results. Investment return and principal sell your shares. Current performance may differ from franklintempleton.com or call (800) 342-5236.

Endnotes

The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment grade securities. While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the shorter term. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class B1 (formerly Class B): Class C:

These shares have higher annual fees and expenses than Class A shares.

These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/11.

5. The 30-day standardized yield for the 30 days ended 3/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26 | Semiannual Report

Your Fund’s Expenses

Franklin Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.48%; B1: 1.12%; C: 1.13%; R: 0.98%; and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

28 | Semiannual Report

Franklin U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2011.

Performance Overview

Franklin U.S. Government Securities Fund – Class A posted a +0.82% cumulative total return for the six months under review. The Fund under-performed the +0.91% total return of its peers as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs.2 In comparison, the Barclays Capital (BC) U.S. Government: Intermediate Index, the intermediate component the BC U.S. Government Index, returned -1.53% for the same period.3 The Fund’s return reflects the effect of management fees and expenses, while BC U.S. Government: Intermediate Index does not have such costs. You find the Fund’s long-term performance data in the Performance Summary beginning on page 32.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. For the six-month period ended 3/31/11, this category consisted of 69 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

3. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 91.

Semiannual Report | 29

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 1.27 cent per share distribution to meet excise tax requirements.

Manager’s Discussion

During the reporting period, high-quality, agency mortgage-backed securities (MBS) performed well and outperformed Treasuries. Supply continued to be light, despite the lower interest rate environment, largely as a result of tightened lending standards within the mortgage issuance industry. Despite some volatility and large movements in fixed income markets throughout the period, mortgages delivered solid returns, as slower prepayments and investor expectations for continued moderation of prepayment rates drove overall performance. Although prepayment risk remained heightened, actual prepayment levels were constrained and generally slowed due to the associated cost of refinancing, loss of home equity, tighter underwriting standards and declining home prices.

GNMA MBS remained relatively attractive in this environment as the GNMA current coupon yielded 4.07% at period-end, an attractive income opportunity over 5- and 10-year Treasuries, which yielded 2.24% and 3.47%.

GNMA MBS outperformed comparable U.S. Treasuries and their conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS counterparts during the past six months. Within the sector, higher coupon GNMAs (5.5% and 6.0%) were the best performers, followed by their mid-coupon counterparts (5.0%), while lower coupons (4.0% and 4.5%) lagged. We selectively added to some GNMA II securities (comprising multiple-issuer pools), but remained weighted more toward GNMA I securities (comprising single-issuer pools), as GNMA I securities generally offered better value on a historical price spread

30 | Semiannual Report

basis. We slightly decreased the Fund’s allocation to 4.5% through 6.0% coupon MBS and increased the Fund’s allocation to some lower coupon MBS (4.0%). Our heaviest allocation was in 4.5% through 5.5% coupon securities.

Franklin U.S. Government Securities Fund takes a consistent and disciplined approach and invests in GNMA mortgage pass-throughs, which remained the only MBS backed by the full faith and credit of the U.S. government.1 The Fund took a collateral-intensive research approach to uncover opportunities across the GNMA universe. We believe our experience and continual investment in new technologies can help us identify specified pools and individual securities that offer strong cash flow fundamentals and valuations.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 31

Performance Summary as of 3/31/11

Franklin U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

32 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 33

Performance Summary (continued)

Endnotes

The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/11.

4. The 30-day standardized yield for the 30 days ended 3/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

34 | Semiannual Report

Your Fund’s Expenses

Franklin U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72%; B: 1.22%; C: 1.23%; R: 1.08%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

36 | Semiannual Report

Franklin Utilities Fund

Your Fund’s Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2011.

Performance Overview

Franklin Utilities Fund – Class A delivered a +6.25% cumulative total return for the six months under review. The Fund underperformed U.S. stocks as measured by its broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which posted a +17.31% total return for the same period.1 However, the Fund outperformed the +3.87% total return of its narrow benchmark, the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 40.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

Of the S&P 500’s 10 major sector groups, utilities posted the weakest gains during the reporting period. Although the Fund’s performance lagged that of the broad S&P 500, it outperformed the S&P 500 Utilities Index primarily due to stock selection.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 98.

Semiannual Report | 37

Most portfolio holdings posted gains during the six-month period. Strong performances within the Fund’s energy sector holdings added meaningfully to Fund returns as energy prices spiked during the reporting period. Among the most significant contributors to performance was The Williams Companies, an energy delivery company that also engages in gas exploration and production (E&P) and marketing. Williams recently undertook a successful consolidation as the company merged its Williams Pipeline Partners unit into Williams Partners, and in February the company announced plans to separate its two operating businesses by spinning off the E&P business. Spectra Energy was another standout performer from the energy sector; the company is involved in midstream natural gas activities, including gathering and processing, transmission and storage, and distribution. Spectra benefited from improved volumes and margins in the gas liquids component of its gathering and processing operations.

Within the utilities sector, PNM Resources, an electric power distributor with most of its operations in New Mexico, and NV Energy, which through its subsidiaries provides electricity to about 1.2 million customers and natural gas to 151,000 customers in Nevada and California, performed particularly well. Both companies expected improved earnings potential following key rate case decisions within the jurisdictions where they conduct their businesses.

In contrast, several portfolio holdings fell in value. The most negatively impacted positions were utilities offering an integrated product that includes selling electricity in the wholesale market. Integrated utilities’ share prices declined because, despite an improving economy, wholesale electricity prices remained weak throughout much of the country. Three portfolio holdings from this category are Entergy, PPL and Public Service Enterprise Group. Entergy is an integrated utility holding company based in New Orleans with regulated operations in four southern states, yet it provides wholesale electricity through several unregulated power plants in the northeastern U.S. PPL is a utility that operates in Pennsylvania, Kentucky and the U.K., where it distributes electricity to 5.2 million customers through regulated subsidiaries. Finally, Public Service Enterprise Group is a diversified electric and natural gas utility transmitting on New Jersey’s power grid, with subdivisions involved in wholesale energy marketing and U.S. energy infrastructure investment.

38 | Semiannual Report

Thank you for your continued participation in Franklin Utilities Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 39

Performance Summary as of 3/31/11

Franklin Utilities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

40 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 41

Performance Summary (continued)

Endnotes

In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/11.

5. The 30-day standardized yield for the 30 days ended 3/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

42 | Semiannual Report

Your Fund’s Expenses

Franklin Utilities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 43

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.76%; B: 1.26%; C: 1.26%; R: 1.11%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

44 | Semiannual Report

Franklin Custodian Funds

Financial Highlights

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 45

Franklin Custodian Funds

Financial Highlights (continued)

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Custodian Funds

Financial Highlights (continued)

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited)

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks 98.4%			
Aerospace & Defense 2.8%			
The Boeing Co.	United States	130,000	$ 9,610,900
Precision Castparts Corp.	United States	110,000	16,189,800
			25,800,700
Air Freight & Logistics 1.8%			
C.H. Robinson Worldwide Inc.	United States	100,000	7,413,000
FedEx Corp.	United States	100,000	9,355,000
			16,768,000
Biotechnology 1.6%			
[a]Ardea Biosciences Inc.	United States	50,000	1,434,500
[a]Celgene Corp.	United States	200,000	11,506,000
[a]Dendreon Corp.	United States	50,000	1,871,500
			14,812,000
Capital Markets 0.9%			
The Goldman Sachs Group Inc.	United States	50,000	7,923,500
Chemicals 3.0%			
Agrium Inc.	Canada	65,000	6,000,670
Monsanto Co.	United States	100,000	7,226,000
Sigma-Aldrich Corp.	United States	225,000	14,319,000
			27,545,670
Communications Equipment 5.3%			
[a]Acme Packet Inc.	United States	60,000	4,257,600
[a]Aruba Networks Inc.	United States	125,000	4,230,000
Cisco Systems Inc.	United States	200,000	3,430,000
[a]F5 Networks Inc.	United States	55,000	5,641,350
[b]HTC Corp., GDR, Reg S	Taiwan	75,000	11,733,750
[a]Juniper Networks Inc.	United States	200,000	8,416,000
QUALCOMM Inc.	United States	200,000	10,966,000
			48,674,700
Computers & Peripherals 9.0%			
[a]Apple Inc.	United States	185,000	64,463,250
[a]EMC Corp.	United States	150,000	3,982,500
Hewlett-Packard Co.	United States	100,000	4,097,000
[a]NetApp Inc.	United States	200,000	9,636,000
			82,178,750
Diversified Financial Services 0.7%			
CME Group Inc.	United States	20,000	6,031,000
Electrical Equipment 0.8%			
Rockwell Automation Inc.	United States	80,000	7,572,000
Electronic Equipment, Instruments & Components 0.5%			
[a]Dolby Laboratories Inc., A	United States	85,000	4,182,850

50 | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Energy Equipment & Services 8.0%			
[a]Cameron International Corp.	United States	75,000	$ 4,282,500
CARBO Ceramics Inc.	United States	10,000	1,411,200
[a]FMC Technologies Inc.	United States	300,000	28,344,000
National Oilwell Varco Inc.	United States	200,000	15,854,000
Schlumberger Ltd.	United States	250,000	23,315,000
			73,206,700
Food & Staples Retailing 0.1%			
[a]Fresh Market Inc.	United States	35,500	1,339,770
Health Care Equipment & Supplies 4.9%			
C. R. Bard Inc.	United States	75,000	7,448,250
[a]Edwards Lifesciences Corp.	United States	200,000	17,400,000
[a]HeartWare International Inc.	United States	65,000	5,559,450
[a]Intuitive Surgical Inc.	United States	20,000	6,669,200
Stryker Corp.	United States	100,000	6,080,000
[a]Varian Medical Systems Inc.	United States	30,000	2,029,200
			45,186,100
Health Care Providers & Services 3.4%			
[a]ePocrates Inc.	United States	50,000	990,000
[a]Express Scripts Inc.	United States	300,000	16,683,000
McKesson Corp.	United States	110,000	8,695,500
UnitedHealth Group Inc.	United States	100,000	4,520,000
			30,888,500
Health Care Technology 2.4%			
[a]Cerner Corp.	United States	200,000	22,240,000
Hotels, Restaurants & Leisure 0.7%			
Wynn Resorts Ltd.	United States	50,000	6,362,500
Industrial Conglomerates 0.4%			
General Electric Co.	United States	200,000	4,010,000
Internet & Catalog Retail 4.9%			
[a]Amazon.com Inc.	United States	105,000	18,913,650
[a]Netflix Inc.	United States	35,000	8,306,550
[a]Priceline.com Inc.	United States	30,000	15,193,200
Rakuten Inc.	Japan	2,500	2,249,218
			44,662,618
Internet Software & Services 10.7%			
[a]Baidu Inc., ADR	China	200,000	27,562,000
[a]Demand Media Inc.	United States	24,500	576,975
[a]Google Inc., A	United States	50,000	29,310,500
[a,c]Mail.ru Group Ltd., GDR, 144A	Russia	125,000	3,753,125
MercadoLibre Inc.	Argentina	100,000	8,163,000
[a]Qihoo 360 Technologies Co. Ltd., ADR	China	49,700	1,470,623
[a]Rackspace Hosting Inc.	United States	50,000	2,142,500

Semiannual Report | 51

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Internet Software & Services (continued)			
[a]SINA Corp.	China	50,000	$ 5,352,000
Tencent Holdings Ltd.	China	500,000	12,187,205
[a]WebMD Health Corp.	United States	100,000	5,342,000
[a]Youku.com Inc., ADR	China	50,000	2,375,500
			98,235,428
IT Services 4.1%			
MasterCard Inc., A	United States	45,000	11,327,400
[a]ServiceSource International LLC	United States	157,200	1,914,696
[a]Teradata Corp.	United States	150,000	7,605,000
Visa Inc., A	United States	225,000	16,564,500
			37,411,596
Life Sciences Tools & Services 2.7%			
[a]Illumina Inc.	United States	65,000	4,554,550
[a]Thermo Fisher Scientific Inc.	United States	125,000	6,943,750
[a]Waters Corp.	United States	150,000	13,035,000
			24,533,300
Machinery 1.4%			
Flowserve Corp.	United States	100,000	12,880,000
Metals & Mining 0.1%			
Nucor Corp.	United States	25,000	1,150,500
Oil, Gas & Consumable Fuels 1.7%			
Anadarko Petroleum Corp.	United States	10,000	819,200
Noble Energy Inc.	United States	150,000	14,497,500
			15,316,700
Pharmaceuticals 3.2%			
Allergan Inc.	United States	150,000	10,653,000
Novo Nordisk AS, ADR	Denmark	50,000	6,261,500
Teva Pharmaceutical Industries Ltd., ADR	Israel	250,000	12,542,500
			29,457,000
Semiconductors & Semiconductor Equipment 10.0%			
ARM Holdings PLC, ADR	United Kingdom	900,000	25,353,000
Broadcom Corp., A	United States	100,000	3,938,000
[a]Cree Inc.	United States	75,000	3,462,000
[a]First Solar Inc.	United States	15,000	2,412,600
[a]Hittite Microwave Corp.	United States	100,000	6,377,000
Intel Corp.	United States	1,000,000	20,170,000
[a]Lam Research Corp.	United States	150,000	8,499,000
[a]Netlogic Microsystems Inc.	United States	250,000	10,505,000
Power Integrations Inc.	United States	165,000	6,324,450
[a]Silicon Laboratories Inc.	United States	100,000	4,321,000
			91,362,050

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56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

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58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited)

Franklin Growth Fund	Shares	Value
Common Stocks 86.3%		
Automobiles & Components 2.7%		
[a]Ford Motor Co.	1,100,000	$ 16,401,000
[a]General Motors Co.	600,000	18,618,000
Harley-Davidson Inc.	913,096	38,797,449
Johnson Controls Inc.	1,400,000	58,198,000
Toyota Motor Corp., ADR (Japan)	30,000	2,407,500
		134,421,949
Banks 0.4%		
Wells Fargo & Co.	600,000	19,020,000
Capital Goods 19.0%		
3M Co.	855,000	79,942,500
[a]ABB Ltd., ADR (Switzerland)	1,000,000	24,190,000
The Boeing Co.	1,045,000	77,256,850
Caterpillar Inc.	200,000	22,270,000
Danaher Corp.	550,000	28,545,000
Deere & Co.	100,000	9,689,000
Emerson Electric Co.	1,000,000	58,430,000
General Dynamics Corp.	1,000,000	76,560,000
General Electric Co.	1,570,000	31,478,500
[a]Huntington Ingalls Industries Inc.	166,667	6,916,667
Illinois Tool Works Inc.	1,000,000	53,720,000
Ingersoll-Rand PLC	1,002,000	48,406,620
Lockheed Martin Corp.	500,000	40,200,000
Northrop Grumman Corp.	1,000,000	62,710,000
Pall Corp.	500,000	28,805,000
Precision Castparts Corp.	240,000	35,323,200
Raytheon Co.	600,000	30,522,000
Rockwell Collins Inc.	350,000	22,690,500
Textron Inc.	1,500,000	41,085,000
[a]Thomas & Betts Corp.	500,000	29,735,000
United Technologies Corp.	850,000	71,952,500
W.W. Grainger Inc.	550,000	75,724,000
		956,152,337
Commercial & Professional Services 1.3%		
Avery Dennison Corp.	462,000	19,385,520
Dun & Bradstreet Corp.	122,000	9,789,280
Equifax Inc.	400,000	15,540,000
Robert Half International Inc.	150,000	4,590,000
[a]Stericycle Inc.	100,000	8,867,000
[a]Verisk Analytics Inc., A	300,000	9,828,000
		67,999,800
Consumer Durables & Apparel 1.4%		
NIKE Inc., B	300,000	22,710,000
VF Corp.	500,000	49,265,000
		71,975,000

Semiannual Report | 59

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Consumer Services 1.4%		
[a]Apollo Group Inc., A	300,000	$ 12,513,000
Carnival Corp.	1,065,000	40,853,400
[a]Interval Leisure Group Inc.	60,020	981,327
Starwood Hotels & Resorts Worldwide Inc.	250,000	14,530,000
		68,877,727
Diversified Financials 1.6%		
American Express Co.	600,000	27,120,000
BlackRock Inc.	138,800	27,900,188
JPMorgan Chase & Co.	600,000	27,660,000
		82,680,188
Energy 5.1%		
Anadarko Petroleum Corp.	325,000	26,624,000
BP PLC, ADR (United Kingdom)	350,200	15,457,828
ConocoPhillips	35,000	2,795,100
Devon Energy Corp.	320,000	29,366,400
Exxon Mobil Corp.	70,000	5,889,100
[a]FMC Technologies Inc.	300,000	28,344,000
Halliburton Co.	600,000	29,904,000
National Oilwell Varco Inc.	200,000	15,854,000
Occidental Petroleum Corp.	250,000	26,122,500
Peabody Energy Corp.	350,000	25,186,000
Royal Dutch Shell PLC, A, ADR (Netherlands)	280,000	20,400,800
Schlumberger Ltd.	309,100	28,826,666
[a]Transocean Ltd.	15,222	1,186,555
		255,956,949
Food & Staples Retailing 0.4%		
CVS Caremark Corp.	600,000	20,592,000
Food, Beverage & Tobacco 1.1%		
Bunge Ltd.	211,500	15,297,795
[a]Hansen Natural Corp.	300,000	18,069,000
PepsiCo Inc.	350,000	22,543,500
		55,910,295
Health Care Equipment & Services 4.6%		
Aetna Inc.	400,000	14,972,000
[a]Allscripts Healthcare Solutions Inc.	900,000	18,891,000
Baxter International Inc.	400,000	21,508,000
Cardinal Health Inc.	300,000	12,339,000
[a]CareFusion Corp.	750,000	21,150,000
Covidien PLC	350,000	18,179,000
[a]Edwards Lifesciences Corp.	100,000	8,700,000
[a]Intuitive Surgical Inc.	34,000	11,337,640
[a]Medco Health Solutions Inc.	346,480	19,458,317
Medtronic Inc.	60,000	2,361,000
Quest Diagnostics Inc.	500,000	28,860,000

60 | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care Equipment & Services (continued)		
Teleflex Inc.	500,000	$ 28,990,000
[a]Varian Medical Systems Inc.	300,000	20,292,000
[a]Zimmer Holdings Inc.	64,000	3,873,920
		230,911,877
Household & Personal Products 0.4%		
The Procter & Gamble Co.	335,000	20,636,000
Insurance 0.9%		
Aflac Inc.	400,000	21,112,000
[a]Berkshire Hathaway Inc., A	184	23,055,200
		44,167,200
Materials 4.8%		
Air Products and Chemicals Inc.	500,000	45,090,000
Celanese Corp., A	800,000	35,496,000
Ecolab Inc.	353,700	18,045,774
Freeport-McMoRan Copper & Gold Inc., B	400,000	22,220,000
Martin Marietta Materials Inc.	225,000	20,175,750
Praxair Inc.	325,000	33,020,000
[a]Randgold Resources Ltd., ADR (United Kingdom)	300,000	24,462,000
Sigma-Aldrich Corp.	650,000	41,366,000
		239,875,524
Media 1.5%		
[a]Live Nation Entertainment Inc.	88,491	884,910
The Walt Disney Co.	1,687,290	72,705,326
		73,590,236
Pharmaceuticals, Biotechnology & Life Sciences 11.2%		
Abbott Laboratories	400,000	19,620,000
[a]Agilent Technologies Inc.	1,150,000	51,497,000
Allergan Inc.	950,000	67,469,000
[a]Amgen Inc.	932,000	49,815,400
[a]Biogen Idec Inc.	400,000	29,356,000
[a]Celgene Corp.	324,400	18,662,732
[a]Covance Inc.	200,000	10,944,000
Eli Lilly & Co.	400,000	14,068,000
[a]Gilead Sciences Inc.	250,000	10,610,000
Johnson & Johnson	1,181,010	69,974,842
Merck & Co. Inc.	1,000,000	33,010,000
[a]Mettler-Toledo International Inc.	150,000	25,800,000
Pfizer Inc.	2,761,000	56,075,910
Pharmaceutical Product Development Inc.	300,000	8,313,000
Roche Holding AG, ADR (Switzerland)	750,000	26,962,500
Teva Pharmaceutical Industries Ltd., ADR (Israel)	550,000	27,593,500
[a]Waters Corp.	500,000	43,450,000
		563,221,884

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Retailing 0.6%		
[a]Amazon.com Inc.	120,000	$ 21,615,600
Expedia Inc.	300,100	6,800,266
[a]HSN Inc.	60,020	1,922,441
		30,338,307
Semiconductors & Semiconductor Equipment 0.9%		
[a]First Solar Inc.	175,000	28,147,000
Intel Corp.	500,000	10,085,000
[a]SunPower Corp., A	2,000	34,280
[a]SunPower Corp., B	48,000	800,160
Texas Instruments Inc.	250,000	8,640,000
		47,706,440
Software & Services 8.8%		
[a]Adobe Systems Inc.	527,900	17,505,164
[a]Autodesk Inc.	800,000	35,288,000
Automatic Data Processing Inc.	700,000	35,917,000
[a]Citrix Systems Inc.	275,000	20,201,500
Computer Sciences Corp.	1,000,000	48,730,000
[a]Fortinet Inc.	200,000	8,800,000
[a]Google Inc., A	76,300	44,727,823
[a]IAC/InterActiveCorp	150,050	4,635,045
International Business Machines Corp.	580,000	94,580,600
MasterCard Inc., A	100,000	25,172,000
Microsoft Corp.	325,000	8,242,000
Oracle Corp.	1,600,000	53,392,000
Visa Inc., A	250,000	18,405,000
[a]Yahoo! Inc.	1,600,000	26,640,000
		442,236,132
Technology Hardware & Equipment 9.6%		
[a]Apple Inc.	681,000	237,294,450
Cisco Systems Inc.	2,945,000	50,506,750
[a]EMC Corp.	2,400,000	63,720,000
Hewlett-Packard Co.	1,156,250	47,371,562
[a]Logitech International SA (Switzerland)	150,000	2,719,500
Molex Inc.	71,483	1,795,653
Molex Inc., A	133,100	2,753,839
QUALCOMM Inc.	660,000	36,187,800
[a]Research In Motion Ltd. (Canada)	750,000	42,427,500
		484,777,054
Telecommunication Services 1.0%		
America Movil SAB de CV, L, ADR (Mexico)	259,300	15,065,330
[a]American Tower Corp., A	715,000	37,051,300
		52,116,630

62 | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Transportation 6.6%		
[a]Air France-KLM, ADR (France)	600,000	$ 10,080,000
[a]Alaska Air Group Inc.	600,000	38,052,000
Allegiant Travel Co.	100,000	4,381,000
Arkansas Best Corp.	500,000	12,960,000
C.H. Robinson Worldwide Inc.	267,300	19,814,949
Canadian National Railway Co. (Canada)	500,000	37,635,000
Canadian Pacific Railway Ltd. (Canada)	500,000	32,170,000
Expeditors International of Washington Inc.	580,000	29,081,200
Forward Air Corp.	495,333	15,172,050
Heartland Express Inc.	500,000	8,780,000
[a]International Consolidated Airlines Group SA, ADR (United Kingdom)	1,200,000	21,900,000
Ryanair Holdings PLC, ADR (Ireland)	239,200	6,649,760
Southwest Airlines Co.	65,200	823,476
Union Pacific Corp.	600,000	58,998,000
[a]United Continental Holdings Inc.	1,050,000	24,139,500
Werner Enterprises Inc.	462,000	12,229,140
		332,866,075
Utilities 1.0%		
American Water Works Co. Inc.	700,000	19,635,000
International Power PLC (United Kingdom)	3,058,904	15,099,127
NextEra Energy Inc.	250,000	13,780,000
		48,514,127
Total Common Stocks (Cost $2,197,315,060)		4,344,543,731
Short Term Investments 13.7%		
Money Market Funds (Cost $251,096,255) 5.0%		
[a,b]Institutional Fiduciary Trust Money Market Portfolio	251,096,255	251,096,255
	Principal Amount	
Repurchase Agreements (Cost $439,048,271) 8.7%		
[c]Joint Repurchase Agreement, 0.085%, 4/01/11 (Maturity Value $439,049,311)	$439,048,271	439,048,271
Barclays Capital Inc. (Maturity Value $73,084,150)		
BNP Paribas Securities Corp. (Maturity Value $57,691,079)		
Credit Suisse Securities (USA) LLC (Maturity Value $46,152,864)		
Deutsche Bank Securities Inc. (Maturity Value $69,817,621)		
HSBC Securities (USA) Inc. (Maturity Value $57,691,079)		
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $57,691,079)		
Morgan Stanley & Co. Inc. (Maturity Value $57,691,079)		
UBS Securities LLC (Maturity Value $19,230,360)		
Collateralized by U.S. Government Agency Securities, 0.00% - 6.27%, 4/11/11 - 1/26/16; [d]U.S. Treasury Bills, 4/07/11 - 4/15/11; and U.S. Treasury Notes, 1.00% - 2.875%, 10/31/11 - 11/30/15 (valued at $ 448,561,308)		
Total Investments (Cost $2,887,459,586) 100.0%		5,034,688,257
Other Assets, less Liabilities 0.0%[†]		1,980,852
Net Assets 100.0%		$5,036,669,109

Semiannual Report | 63

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Financial Highlights (continued)

66 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

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Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited)

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 34.2%			
Consumer Discretionary 1.0%			
[a,b]Charter Communications Inc., A	United States	6,321,333	$ 320,049,090
[a,b]Charter Communications Inc., wts., 11/30/14	United States	2,112,650	24,823,638
[a,b]Dex One Corp.	United States	10,242,757	49,574,944
The Home Depot Inc.	United States	1,000,000	37,060,000
[a,c]SuperMedia Inc., Litigation Trust	United States	30,326,101	303,261
Target Corp.	United States	3,357,200	167,893,572
			599,704,505
Consumer Staples 0.8%			
Diageo PLC	United Kingdom	9,000,000	171,160,111
PepsiCo Inc.	United States	5,241,600	337,611,456
			508,771,567
Energy 5.5%			
BP PLC, ADR	United Kingdom	10,000,000	441,400,000
[a,b]Callon Petroleum Co.	United States	4,150,000	32,245,500
[b]Canadian Oil Sands Ltd.	Canada	24,550,000	827,024,644
Chevron Corp.	United States	1,500,000	161,145,000
ConocoPhillips	United States	8,000,000	638,880,000
Exxon Mobil Corp.	United States	12,000,000	1,009,560,000
Spectra Energy Corp.	United States	9,000,000	244,620,000
			3,354,875,144
Financials 5.3%			
Banco Santander SA	Spain	15,230,769	176,793,504
Bank of America Corp.	United States	27,500,000	366,575,000
Barclays PLC	United Kingdom	20,000,000	89,121,327
[a]CIT Group Inc.	United States	3,250,000	138,287,500
[a]Citigroup Inc.	United States	12,500,000	55,250,000
Colony Financial Inc.	United States	877,827	16,529,482
HSBC Holdings PLC	United Kingdom	40,000,000	411,445,196
JPMorgan Chase & Co.	United States	13,000,000	599,300,000
M&T Bank Corp.	United States	3,500,000	309,645,000
QBE Insurance Group Ltd.	Australia	5,000,000	91,411,329
Wells Fargo & Co.	United States	22,995,000	728,941,500
Westfield Retail Trust	Australia	45,059,254	122,145,861
Weyerhaeuser Co.	United States	4,886,816	120,215,674
			3,225,661,373
Health Care 5.3%			
Johnson & Johnson	United States	12,000,000	711,000,000
Merck & Co. Inc.	United States	30,000,000	990,300,000
Pfizer Inc.	United States	28,000,000	568,680,000
Roche Holding AG	Switzerland	7,000,000	1,000,108,897
			3,270,088,897
Industrials 0.6%			
General Electric Co.	United States	20,000,000	401,000,000

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Information Technology 0.9%			
Cisco Systems Inc.	United States	3,000,000	$ 51,450,000
Intel Corp.	United States	25,000,000	504,250,000
			555,700,000
Materials 0.3%			
AngloGold Ashanti Ltd., ADR	South Africa	2,000,000	95,900,000
Barrick Gold Corp.	Canada	744,000	38,621,040
Newmont Mining Corp.	United States	1,500,000	81,870,000
			216,391,040
Telecommunication Services 3.2%			
AT&T Inc.	United States	19,000,000	581,400,000
CenturyLink Inc.	United States	5,000,000	207,750,000
Frontier Communications Corp.	United States	10,000,000	82,200,000
Telstra Corp. Ltd.	Australia	75,000,000	218,828,478
Verizon Communications Inc.	United States	9,000,000	346,860,000
Vodafone Group PLC	United Kingdom	180,000,000	509,726,506
			1,946,764,984
Utilities 11.3%			
AGL Resources Inc.	United States	2,800,000	111,552,000
American Electric Power Co. Inc.	United States	10,000,000	351,400,000
CenterPoint Energy Inc.	United States	5,500,000	96,580,000
Consolidated Edison Inc.	United States	5,300,000	268,816,000
Dominion Resources Inc.	United States	10,500,000	469,350,000
DTE Energy Co.	United States	2,500,000	122,400,000
Duke Energy Corp.	United States	34,000,000	617,100,000
[a]Dynegy Inc.	United States	4,895,600	27,855,964
Entergy Corp.	United States	6,250,000	420,062,500
FirstEnergy Corp.	United States	5,000,000	185,450,000
NextEra Energy Inc.	United States	7,375,000	406,510,000
NiSource Inc.	United States	2,500,000	47,950,000
PG&E Corp.	United States	12,905,000	570,142,900
Pinnacle West Capital Corp.	United States	5,000,000	213,950,000
Portland General Electric Co.	United States	2,400,000	57,048,000
PPL Corp.	United States	6,665,600	168,639,680
Progress Energy Inc.	United States	9,400,000	433,716,000
Public Service Enterprise Group Inc.	United States	15,000,000	472,650,000
Sempra Energy	United States	8,500,000	454,750,000
The Southern Co.	United States	21,000,000	800,310,000
TECO Energy Inc.	United States	10,000,000	187,600,000
Xcel Energy Inc.	United States	18,500,000	441,965,000
			6,925,798,044
Total Common Stocks and Other Equity Interests (Cost $18,203,948,892)			21,004,755,554

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
[d] **Equity-Linked Securities 5.8%**			
Consumer Discretionary 0.4%			
Credit Suisse into Lowe's Cos. Inc., 7.00%	United States	4,250,000	$ 101,702,500
[e] The Goldman Sachs Group Inc. into The Home Depot Inc., 8.00%, 144A	United States	4,500,000	159,547,500
			261,250,000
Energy 1.3%			
Barclays Capital into Weatherford International Ltd., 8.00%	United States	4,890,000	105,477,300
Citigroup Funding Inc. into Alpha Natural Resources Inc., 10.00%	United States	1,750,000	101,307,500
Credit Suisse into ConocoPhillips, 8.00%	United States	3,600,000	225,168,840
Credit Suisse into Schlumberger Ltd., 8.00%	United States	1,500,000	110,100,000
Credit Suisse USA Inc. into Chesapeake Energy Corp., 7.50%, 3(A)2	United States	5,460,000	163,602,894
[e] Deutsche Bank AG into Schlumberger Ltd., 10.00%, 144A	United States	1,536,000	111,660,903
			817,317,437
Financials 1.5%			
Citigroup Funding Inc. into Bank of America, 8.50%	United States	8,000,000	108,564,000
Citigroup Funding Inc. into Wells Fargo & Co., 8.00%	United States	3,063,000	99,179,940
[e] Deutsche Bank AG into Citigroup Inc., 10.00%, 144A	United States	24,500,000	111,197,415
[e] Deutsche Bank AG into Citigroup Inc., 7.00%, 144A	United States	19,881,000	93,915,259
[e] JPMorgan Chase & Co. into Bank of America, 9.00%, 144A	United States	5,000,000	68,000,000
[e] JPMorgan Chase & Co. into Citigroup Inc., 9.00%, 144A	United States	23,866,000	113,703,352
[e] The Goldman Sachs Group Inc. into Wells Fargo & Co., 7.00%, 144A	United States	3,100,000	99,326,480
[e] UBS AG into Ford Motor Co., 8.00%, 144A	United States	13,370,000	202,548,815
			896,435,261
Health Care 0.2%			
[e] The Goldman Sachs Group Inc. into Baxter International Inc., 6.50%, 144A	United States	2,000,000	104,980,000
Industrials 0.4%			
Citgroup into General Electric Co., 8.00%	United States	7,750,000	151,993,775
[e] Morgan Stanley into The Boeing Co., 7.50%, 144A	United States	1,563,000	114,497,565
			266,491,340
Information Technology 0.7%			
Barclays Capital into Cisco Systems Inc., 7.00%	United States	4,874,000	86,221,060
Barclays Capital into Intel Corp., 7.00%	United States	4,740,000	97,833,600
[e] The Goldman Sachs Group Inc. into Xerox Corp., 8.00%, 144A	United States	7,200,000	80,232,480
[e] Morgan Stanley into Apple Inc., 7.50%, 144A	United States	200,000	70,325,400
[e] The Goldman Sachs Group Inc. into Research In Motion Ltd., 8.00%, 144A	United States	1,750,000	98,003,500
			432,616,040
Materials 1.3%			
[e] Barclays Bank into Newmont Mining Corp., 7.50%, 144A	United States	1,750,000	97,055,000
Citgroup into Freeport-McMoran Copper & Gold Inc., 9.00%	United States	852,000	97,891,392
Credit Suisse into Barrick Gold Corp., 9.00%	United States	4,910,000	228,500,107

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
[d]**Equity-Linked Securities (continued)**			
Materials (continued)			
Credit Suisse into Barrick Gold Corp., 8.50%	Canada	2,100,000	$ 109,902,240
[a,f]Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	1,800,000	99,095,400
[e]Deutsche Bank AG into AngloGold Ashanti Ltd., 8.00%, 144A	United States	1,014,000	49,784,966
[e]JPMorgan Chase & Co. into Nucor Corp., 9.00%, 144A	United States	2,100,000	98,831,880
			781,060,985
Total Equity-Linked Securities (Cost $3,425,659,891)			3,560,151,063
Convertible Preferred Stocks 4.3%			
Consumer Discretionary 0.3%			
General Motors Co., 4.75%, cvt. pfd., B	United States	2,598,000	125,223,600
[a]Motors Liquidation Co., 6.25%, cvt. pfd., C	United States	11,000,000	75,900,001
			201,123,601
Energy 0.8%			
[e]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	160,000	218,291,200
[e]Sandridge Energy Inc., 7.00%, cvt. pfd., 144A	United States	1,400,000	262,973,200
			481,264,400
Financials 2.6%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	679,738	687,208,321
[a]Fannie Mae, 5.38%, cvt. pfd.	United States	4,700	28,200,000
[a]Fannie Mae, 8.75%, cvt. pfd.	United States	3,239,000	3,115,108
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	3,050,000	82,563,500
[e]Forest City Enterprises Inc., 7.00%, cvt. pfd., 144A	United States	1,000,000	69,109,900
[a,c]Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P	United States	1,000,650	—
[a,c]Lehman Brothers Holdings Inc., 8.75%, cvt. pfd., Q	United States	550,000	—
[a]Metlife Inc., 5.00%, cvt. pfd.	United States	2,225,300	188,816,705
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	512,900	530,954,080
			1,589,967,614
Health Care 0.4%			
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	250,000	294,375,000
Materials 0.1%			
Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	1,000,000	53,840,000
Utilities 0.1%			
Nextera Energy Inc., 7.00%, cvt. pfd.	United States	50,000	2,525,000
Nextera Energy Inc., 8.38%, cvt. pfd.	United States	860,000	44,384,600
			46,909,600
Total Convertible Preferred Stocks (Cost $4,420,046,440)			2,667,480,215
Preferred Stocks 0.8%			
Financials 0.8%			
Ally Financial Inc., 8.50%, pfd., A	United States	400,000	9,948,000
Citigroup Capital XIII, 8.75%, pfd.	United States	1,870,000	51,238,000
[a]Fannie Mae, 6.75%, pfd.	United States	3,000,000	4,500,000

74 | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Preferred Stocks (continued)			
Financials (continued)			
[a]Fannie Mae, 7.625%, pfd., R	United States	2,399,400	$ 3,647,088
[a]Fannie Mae, 8.25%, pfd.	United States	11,784,000	20,032,800
[a]Freddie Mac, 8.375%, pfd., Z	United States	16,608,000	28,233,600
[a]GMAC Capital Trust I, 8.125%, pfd.	United States	3,846,800	98,093,400
[e]GMAC Inc., 7.00%, pfd., 144A	United States	267,636	249,052,026
Total Preferred Stocks (Cost $1,081,575,780)			464,744,914
		Principal Amount*	
Convertible Bonds 0.8%			
Financials 0.6%			
CapitalSource Inc., cvt., senior sub. note,			
4.00%, 7/15/34	United States	118,925,000	119,816,937
7.25%, 7/15/37	United States	12,676,000	13,183,040
[g]iStar Financial Inc., cvt., senior note, FRN, 0.803%, 10/01/12	United States	263,000,000	239,987,500
			372,987,477
Information Technology 0.0%[†]			
Advanced Micro Devices Inc., cvt., senior note, 6.00%, 5/01/15	United States	17,172,000	17,794,485
Materials 0.2%			
[e]Cemex SAB de CV, cvt.,			
144A, 3.75%, 3/15/18	Mexico	40,300,000	42,063,125
sub. note, 144A, 3.25%, 3/15/16	Mexico	68,310,000	70,444,688
			112,507,813
Total Convertible Bonds (Cost $508,487,592)			503,289,775
Corporate Bonds 45.6%			
Consumer Discretionary 6.2%			
Cablevision Systems Corp., senior note,			
8.625%, 9/15/17	United States	100,000,000	111,750,000
7.75%, 4/15/18	United States	160,000,000	173,600,000
8.00%, 4/15/20	United States	140,000,000	153,300,000
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	227,347,163	273,384,964
CCO Holdings LLC, senior note,			
7.875%, 4/30/18	United States	84,900,000	90,630,750
[e]144A, 7.00%, 1/15/19	United States	20,000,000	20,550,000
CCO Holdings LLC/Capital Corp., senior note, 7.00%, 1/15/19	United States	50,000,000	51,500,000
[e]Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	39,000,000	40,852,500
[e]CityCenter Holdings/Finance, senior secured note, 144A,			
7.625%, 1/15/16	United States	43,600,000	45,235,000
[h,i]PIK, 10.75%, 1/15/17	United States	54,000,000	54,817,506
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	40,000,000	44,300,000
Clear Channel Communications Inc., senior note,			
10.75%, 8/01/16	United States	35,000,000	33,512,500
[e]144A, 9.00%, 3/01/21	United States	170,075,000	170,500,187
Clear Channel Worldwide Holdings Inc., senior note, B, 9.25%, 12/15/17	United States	96,050,000	105,775,063

Semiannual Report | 75

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Discretionary (continued)			
[e]ClubCorp Club Operations Inc., senior note, 144A, 10.00%, 12/01/18	United States	120,000,000	$ 121,200,000
[b,h]Dex One Corp., senior sub. note, PIK, 12.00%, 1/29/17	United States	81,136,340	55,562,166
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	37,000,000	39,682,500
Ford Motor Credit Co. LLC,			
8.00%, 6/01/14	United States	350,000,000	389,208,050
senior note, 7.00%, 4/15/15	United States	265,000,000	286,691,575
senior note, 12.00%, 5/15/15	United States	38,600,000	48,559,340
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	112,700,000	121,152,500
Harrah's Operating Co. Inc.,			
[e]senior note, 144A, 12.75%, 4/15/18	United States	25,000,000	25,375,000
senior secured note, 11.25%, 6/01/17	United States	150,000,000	171,187,500
Host Hotels & Resorts LP, senior note, T, 9.00%, 5/15/17	United States	76,750,000	86,919,375
KB Home, senior note,			
5.75%, 2/01/14	United States	65,000,000	65,975,000
6.25%, 6/15/15	United States	90,000,000	89,550,000
9.10%, 9/15/17	United States	49,000,000	52,185,000
7.25%, 6/15/18	United States	70,500,000	69,442,500
MGM Resorts International, senior note,			
6.75%, 4/01/13	United States	70,000,000	70,875,000
11.375%, 3/01/18	United States	25,000,000	27,875,000
[e]144A, 10.00%, 11/01/16	United States	120,000,000	126,600,000
[i]Motors Liquidation Co., senior deb., 8.375%, 7/15/33	United States	400,000,000	121,000,000
[e]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%,			
12/01/17	Germany	43,900,000 EUR	65,477,037
12/01/17	Germany	52,700,000	55,730,250
[e]Univision Communications Inc., senior note, 144A, 8.50%, 5/15/21	United States	50,000,000	52,000,000
[e]UPC Germany GmbH, senior secured note, 144A, 9.625%, 12/01/19	Germany	23,100,000 EUR	35,854,413
[e]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Cayman Islands	110,000,000	108,350,000
Virgin Media Secured Finance, senior secured note, 7.00%, 1/15/18	United Kingdom	70,000,000 GBP	120,009,490
Visant Corp., senior note, 10.00%, 10/01/17	United States	46,800,000	50,778,000
			3,826,948,166
Consumer Staples 0.7%			
[e]Dean Foods Co., senior note, 144A, 9.75%, 12/15/18	United States	60,100,000	61,978,125
JBS USA LLC, senior note, 11.625%, 5/01/14	United States	124,500,000	145,042,500
[i]SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	217,500,000	218,587,500
			425,608,125
Energy 7.9%			
Alon Refining Krotz Springs Inc., senior secured note, 13.50%, 10/15/14	United States	20,000,000	20,800,000
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	106,200,000	116,289,000
ATP Oil & Gas Corp., senior secured note, 11.875%, 5/01/15	United States	95,000,000	100,225,000
[b]Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	58,135,500	64,385,066

76 | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
[e]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	155,000,000	$ 160,425,000
Chesapeake Energy Corp., senior note,			
9.50%, 2/15/15	United States	55,000,000	68,475,000
6.50%, 8/15/17	United States	173,000,000	187,921,250
6.875%, 8/15/18	United States	94,000,000	102,695,000
7.25%, 12/15/18	United States	188,065,000	211,102,962
6.875%, 11/15/20	United States	143,000,000	155,155,000
6.125%, 2/15/21	United States	50,000,000	51,687,500
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	80,850,000	90,046,688
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	32,800,000	35,916,000
El Paso Corp., senior note,			
[e]144A, 6.50%, 9/15/20	United States	65,000,000	70,362,500
MTN, 7.75%, 1/15/32	United States	250,000,000	281,213,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	88,700,000	96,904,750
[e]Energy XXI Gulf Coast Inc., senior note, 144A, 9.25%, 12/15/17	United States	75,000,000	80,437,500
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000	53,448,000
[e]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	180,000,000	179,100,000
Forest Oil Corp., senior note, 7.25%, 6/15/19	United States	36,075,000	37,878,750
[e]Frac Tech Services LLC & Frac Tech Finance Ltd., senior note, 144A, 7.125%, 11/15/18	United States	30,000,000	30,825,000
Holly Corp., senior note, 9.875%, 6/15/17	United States	35,000,000	39,725,000
[e]Linn Energy Corp., senior note, 144A,			
8.625%, 4/15/20	United States	100,000,000	111,500,000
7.75%, 2/01/21	United States	75,000,000	80,437,500
[e]NFR Energy LLC/NFR Finance Corp., senior note, 144A, 9.75%, 2/15/17	United States	40,000,000	39,800,000
Petrohawk Energy Corp., senior note,			
10.50%, 8/01/14	United States	99,050,000	114,278,938
7.875%, 6/01/15	United States	141,000,000	150,165,000
[e]Petroplus Finance Ltd., senior note, 144A,			
6.75%, 5/01/14	Switzerland	150,000,000	147,750,000
7.00%, 5/01/17	Switzerland	130,000,000	124,150,000
9.375%, 9/15/19	Bermuda	94,930,000	96,591,275
Pioneer Natural Resources Co., senior bond, 6.875%, 5/01/18	United States	40,100,000	43,688,228
Plains Exploration & Production Co., senior note,			
7.75%, 6/15/15	United States	35,500,000	37,230,625
8.625%, 10/15/19	United States	50,000,000	55,875,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	90,000,000	98,437,500
Sabine Pass LNG LP, senior secured note,			
7.25%, 11/30/13	United States	100,000,000	102,750,000
7.50%, 11/30/16	United States	230,000,000	237,475,000
SandRidge Energy Inc., senior note,			
8.75%, 1/15/20	United States	100,000,000	109,500,000
[e]144A, 9.875%, 5/15/16	United States	106,300,000	118,524,500

Semiannual Report | 77

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
SandRidge Energy Inc., senior note, (continued)			
[e]144A, 8.00%, 6/01/18	United States	232,500,000	$ 244,706,250
[e]144A, 7.50%, 3/15/21	United States	110,900,000	115,197,375
[g]FRN, 3.928%, 4/01/14	United States	80,000,000	78,896,800
SESI LLC, senior note, 6.875%, 6/01/14	United States	117,000,000	119,120,625
Tesoro Corp.,			
[c]7.50%, 7/17/12	United States	100,000,000	95,996,890
senior note, 9.75%, 6/01/19	United States	36,400,000	41,496,000
[e]W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14	United States	192,500,000	200,200,000
[e]Western Refining Inc.,			
[g]senior note, 144A, FRN, 10.75%, 6/15/14	United States	25,000,000	27,125,000
senior secured note, 144A, 11.25%, 6/15/17	United States	25,000,000	28,375,000
			4,854,285,972
Financials 8.8%			
[e]Ally Financial Inc., 144A, 6.25%, 12/01/17	United States	135,000,000	137,700,000
[i,k]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	107,662,000
CIT Group Inc.,			
[e]secured note, 144A, 6.625%, 4/01/18	United States	39,900,000	40,472,166
senior secured sub. bond, 7.00%, 5/01/14	United States	125,100,000	127,758,375
senior secured sub. bond, 7.00%, 5/01/15	United States	475,000,000	480,343,750
senior secured sub. bond, 7.00%, 5/01/16	United States	1,050,000,000	1,053,937,500
senior secured sub. bond, 7.00%, 5/01/17	United States	885,000,000	888,318,750
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	142,450,000	163,461,375
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	42,250,000	40,982,500
GMAC Inc., senior note, 8.00%, 3/15/20	United States	75,000,000	81,843,750
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	35,000,000	37,187,500
International Lease Finance Corp.,			
senior note, 8.875%, 9/01/17	United States	73,300,000	83,012,250
senior note, 8.25%, 12/15/20	United States	72,500,000	79,568,750
[e]senior note, 144A, 8.625%, 9/15/15	United States	48,300,000	53,250,750
[e]senior note, 144A, 8.75%, 3/15/17	United States	130,000,000	146,575,000
[e]senior secured note, 144A, 7.125%, 9/01/18	United States	11,800,000	12,738,100
iStar Financial Inc., senior note,			
5.15%, 3/01/12	United States	12,500,000	12,437,500
5.50%, 6/15/12	United States	2,500,000	2,487,500
8.625%, 6/01/13	United States	195,000,000	199,875,000
5.875%, 3/15/16	United States	27,000,000	24,300,000
[k]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	865,000,000	949,686,095
[e,g]Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	100,000,000	131,000,000
[k]Wells Fargo Capital XIII, pfd., 7.70% to 3/26/13, FRN thereafter, Perpetual	United States	44,500,000	46,057,500
[k]Wells Fargo Capital XV, pfd., 9.75% to 9/26/13, FRN thereafter, Perpetual	United States	449,600,000	495,684,000
			5,396,340,111

78 | Semiannual Report

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care 4.6%			
Community Health Systems Inc., senior sub. note, 8.875%, 7/15/15	United States	355,000,000	$ 375,412,500
[e]Giant Funding Corp., senior note, 144A, 8.25%, 2/01/18	Spain	38,500,000	39,703,125
[e]HCA Holdings Inc., senior note, 144A, 7.75%, 5/15/21	United States	125,000,000	130,937,500
HCA Inc.,			
6.75%, 7/15/13	United States	35,020,000	36,989,875
senior note, 6.375%, 1/15/15	United States	169,455,000	173,691,375
senior note, 6.50%, 2/15/16	United States	195,000,000	199,387,500
senior secured note, 9.25%, 11/15/16	United States	290,000,000	313,562,500
senior secured note, 8.50%, 4/15/19	United States	90,000,000	100,350,000
senior secured note, 7.875%, 2/15/20	United States	70,000,000	76,475,000
[e]Mylan Inc., senior note, 144A, 6.00%, 11/15/18	United States	100,000,000	100,500,000
[e,h]Quintiles Transnational Corp., senior note, 144A, PIK, 9.50%, 12/30/14	United States	100,000,000	102,500,000
Tenet Healthcare Corp.,			
senior note, 9.875%, 7/01/14	United States	30,000,000	33,150,000
senior note, 8.00%, 8/01/20	United States	178,600,000	187,083,500
[g]senior note, FRN, 9.25%, 2/01/15	United States	115,000,000	127,218,750
senior secured note, 9.00%, 5/01/15	United States	215,000,000	237,575,000
senior secured note, 10.00%, 5/01/18	United States	285,000,000	335,231,250
Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	151,000,000	155,341,250
[e]Vanguard Health Holding LLC/Inc., senior note, 144A, 7.75%, 2/01/19	United States	32,100,000	32,661,750
[e]Vanguard Health Systems Inc., senior note, 144A, zero cpn., 2/01/16	United States	68,400,000	43,776,000
			2,801,546,875
Industrials 3.4%			
[e]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	86,000,000	87,075,000
[e]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	200,000,000	198,750,000
[e]Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17	United States	40,000,000	44,650,000
CDW LLC/CDW Finance Corp.,			
senior note, 11.00%, 10/12/15	United States	35,000,000	38,150,000
[e]senior secured note, 144A, 8.00%, 12/15/18	United States	50,000,000	53,000,000
senior sub. note, 12.535%, 10/12/17	United States	45,000,000	48,487,500
[e]Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	11,800,000	13,039,000
8.375%, 12/01/17	United Kingdom	55,800,000	57,299,625
11.50%, 4/01/18	United Kingdom	212,525,000	231,917,906
[e]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	51,178,000	54,632,515
[i]Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	49,200,000	57,379,500
Diversey Inc., senior note, 8.25%, 11/15/19	United States	30,000,000	32,325,000
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	31,706,000	32,815,710
Hertz Corp., senior note,			
8.875%, 1/01/14	United States	165,378,000	170,339,340
[e]144A, 7.50%, 10/15/18	United States	73,900,000	76,856,000

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Industrials (continued)			
Hertz Corp., senior note, (continued)			
[e]144A, 6.75%, 4/15/19	United States	39,500,000	$ 39,351,875
[e]144A, 7.375%, 1/15/21	United States	35,000,000	35,962,500
[e]Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	32,500,000	36,643,750
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	63,800,000	70,818,000
8.50%, 11/01/20	United States	32,100,000	34,587,750
Nortek Inc., senior secured note, 11.00%, 12/01/13	United States	24,477,777	26,007,638
[e]Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	35,700,000	38,913,000
RBS Global & Rexnord Corp.,			
senior note, 8.50%, 5/01/18	United States	144,350,000	156,619,750
senior sub. note, 11.75%, 8/01/16	United States	97,000,000	104,517,500
RSC Equipment Rental Inc. and RSC Holdings III LLC,			
senior note, 10.25%, 11/15/19	United States	45,000,000	51,525,000
[e]senior secured note, 144A, 10.00%, 7/15/17	United States	30,000,000	34,350,000
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	185,000,000	195,868,750
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	46,425,000	48,746,250
			2,070,628,859
Information Technology 5.9%			
Advanced Micro Devices Inc., senior note, 8.125%, 12/15/17	United States	31,700,000	33,126,500
[e,f]CDW Escrow Corp., senior note, 144A, 8.50%, 4/01/19	United States	50,000,000	50,187,500
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	75,000,000	78,375,000
[e]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	33,200,000	34,860,000
First Data Corp.,			
[e]senior bond, 144A, 12.625%, 1/15/21	United States	445,779,000	485,899,110
senior note, 9.875%, 9/24/15	United States	46,489,000	47,883,670
[e]senior secured bond, 144A, 8.25%, 1/15/21	United States	322,500,000	323,306,250
[e,h]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	223,158,000	216,892,170
senior sub. note, 11.25%, 3/31/16	United States	424,000,000	424,530,000
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	482,000,000	501,882,500
[i]senior note, 10.125%, 12/15/16	United States	205,000,000	218,837,500
[e]senior note, 144A, 10.75%, 8/01/20	United States	208,000,000	234,520,000
[e]senior secured note, 144A, 10.125%, 3/15/18	United States	90,000,000	101,250,000
[e]senior secured note, 144A, 9.25%, 4/15/18	United States	200,000,000	220,000,000
[e]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	61,800,000	69,988,500
Sanmina-SCI Corp., senior sub. note,			
6.75%, 3/01/13	United States	116,500,000	116,500,000
8.125%, 3/01/16	United States	100,000,000	104,000,000
SunGard Data Systems Inc.,			
senior note, 10.625%, 5/15/15	United States	55,000,000	60,568,750
[e]senior note, 144A, 7.375%, 11/15/18	United States	50,000,000	51,375,000
[e]senior note, 144A, 7.625%, 11/15/20	United States	100,000,000	103,250,000
senior sub. note, 10.25%, 8/15/15	United States	85,000,000	89,462,500
ViaSat Inc., senior note, 8.875%, 9/15/16	United States	49,250,000	53,005,312
			3,619,700,262

80 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials 1.8%			
[e]Berry Plastics Corp., senior secured note, 144A, 9.75%, 1/15/21	United States	80,000,000	$ 79,600,000
[e]Cemex Finance LLC, senior secured note, 144A, 9.50%, 12/14/16	United States	33,000,000	35,722,500
[e]FMG Resources August 2006 Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	85,750,000	88,965,625
6.875%, 2/01/18	Australia	90,600,000	94,903,500
Huntsman International LLC, senior note, 5.50%, 6/30/16	United States	126,500,000	124,918,750
[e]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	30,600,000	33,545,250
[e]Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	193,000,000 EUR	268,829,777
[e]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	53,700,000 EUR	82,937,955
NewPage Corp., senior secured note,			
10.00%, 5/01/12	United States	52,800,000	35,244,000
11.375%, 12/31/14	United States	50,000,000	50,312,500
[e]Reynolds Group Holdings Ltd.,			
senior note, 144A, 8.25%, 2/15/21	New Zealand	33,250,000	33,021,406
senior secured note, 144A, 6.875%, 2/15/21	New Zealand	37,500,000	37,734,375
[e]Reynolds Group Issuer Inc./LLC/SA,			
senior note, 144A, 8.50%, 5/15/18	United States	42,900,000	43,650,750
senior note, 144A, 9.00%, 4/15/19	United States	52,100,000	54,184,000
senior secured note, 144A, 7.125%, 4/15/19	United States	29,300,000	30,179,000
United States Steel Corp., senior note, 7.375%, 4/01/20	United States	40,000,000	42,100,000
			1,135,849,388
Telecommunication Services 1.3%			
[e]Clearwire Communications LLC/Finance, senior secured note, 144A, 12.00%, 12/01/15	United States	40,000,000	43,400,000
[e]Clearwire Corp., senior secured note, 144A, 12.00%, 12/01/15	United States	130,900,000	142,026,500
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	179,000,000	180,790,000
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	47,975,000	52,052,875
8.50%, 4/15/20	United States	64,150,000	69,843,312
8.75%, 4/15/22	United States	63,900,000	69,491,250
[e,f]Intelsat Jackson Holdings Ltd., senior note, 144A, 7.50%, 4/01/21	Luxembourg	70,000,000	70,525,000
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	80,200,000	89,723,750
Virgin Media Finance PLC, senior note, 1, 9.50%, 8/15/16	United Kingdom	74,800,000	85,459,000
			803,311,687
Utilities 5.0%			
[e]Calpine Construction Finance, senior secured note, 144A, 8.00%, 6/01/16	United States	100,000,000	109,500,000
[e]Calpine Corp., senior secured note, 144A,			
7.25%, 10/15/17	United States	21,000,000	21,945,000
7.875%, 7/31/20	United States	61,000,000	65,117,500
7.50%, 2/15/21	United States	120,000,000	124,800,000
7.875%, 1/15/23	United States	125,000,000	129,843,750

Semiannual Report | 81

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Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Utilities (continued)			
Dynegy Holdings Inc., senior note,			
7.50%, 6/01/15	United States	201,500,000	$ 170,267,500
7.50%, 6/01/15	United States	150,000,000	123,750,000
8.375%, 5/01/16	United States	317,500,000	267,493,750
7.75%, 6/01/19	United States	115,000,000	89,843,750
Dynegy Roseton Danskammer Pass Through Trust, secured bond, B,			
7.67%, 11/08/16	United States	64,500,000	60,952,500
[m] Energy Future Holdings Corp., senior note, R, 6.55%, 11/15/34	United States	141,515,000	65,804,475
GenOn Energy Inc., senior note,			
7.625%, 6/15/14	United States	150,000,000	156,000,000
7.875%, 6/15/17	United States	180,000,000	179,550,000
[a] Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	80,000,000	86,400,000
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	75,000,000	81,937,500
Public Service Co. of New Mexico, senior note, 7.95%, 5/15/18	United States	50,200,000	56,427,260
[a,m] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A,			
15.00%, 4/01/21	United States	800,790,000	664,655,700
[m] Texas Competitive Electric Holdings Co. LLC, senior note,			
[i] A, 10.25%, 11/01/15	United States	1,005,000,000	592,950,000
[h] PIK, 10.50%, 11/01/16	United States	48,344,171	27,015,013
			3,074,253,698
Total Corporate Bonds (Cost $26,137,806,156)			28,008,473,143
[g,n] **Senior Floating Rate Interests 6.4%**			
Consumer Discretionary 1.2%			
Caesars Entertainment Operating Co. Inc., Incremental Term Loan,			
9.5%, 10/01/16	United States	98,750,000	103,823,281
[f] Clear Channel Communications Inc., Term Loan B, 3.896%,			
1/29/16	United States	568,439,606	501,093,724
ClubCorp Club Operations Inc., Term Loan B, 6.00%, 11/30/16	United States	34,912,500	35,151,484
[b] Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	5,652,657	5,046,172
[b,f] R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	51,045,042	40,441,830
Revel AC Inc., Tranche B Term Loan, 9.00%, 2/17/17	United States	15,000,000	14,554,590
SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15	United States	24,280,974	16,173,824
Univision Communications Inc., Initial Term Loan, 2.246%,			
9/29/14	United States	17,482,952	17,050,564
			733,335,469
Financials 0.7%			
iStar Financial Inc., Tranche A2 Term Loan, 7.00%, 6/30/14	United States	425,000,000	424,317,025
Industrials 0.6%			
Allison Transmission Inc., Term Loan B, 3.01%, 8/07/14	United States	97,432,034	96,823,084
Altegrity Inc.,			
Term Loan B, 3.059%, 2/21/15	United States	96,268,556	95,666,878
Tranche D Term Loan, 7.75%, 2/21/15	United States	59,550,000	60,219,938

82 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
g,n **Senior Floating Rate Interests (continued)**			
Industrials (continued)			
Ceva Group PLC,			
Dollar Tranche B L/C, 5.307%, 8/31/16	United Kingdom	13,684,211	$ 13,478,947
EGL Tranche B Term Loans, 5.246%, 8/31/16	United Kingdom	79,897,232	79,098,259
			345,287,106
Information Technology 1.3%			
First Data Corp.,			
f Term Loan B-1, 3.002%, 9/24/14	United States	109,751,620	105,327,312
Term Loan B-2, 3.002%, 9/24/14	United States	321,982,064	309,002,323
Term Loan B-3, 3.002%, 9/24/14	United States	357,170,841	342,561,482
Freescale Semiconductor Inc., Extended Term Loan, 4.511%, 12/01/16	United States	61,446,086	61,191,454
			818,082,571
Utilities 2.6%			
m Texas Competitive Electric Holdings Co. LLC,			
Delayed Draw Term Loan, 3.746% - 3.803%, 10/10/14	United States	268,548,434	224,842,177
f Term Loan B-1, 3.746% - 3.803%, 10/10/14	United States	529,056,761	446,580,515
f Term Loan B-2, 3.746% - 3.803%, 10/10/14	United States	555,593,373	468,980,256
f Term Loan B-3, 3.746% - 3.803%, 10/10/14	United States	545,520,360	459,522,001
			1,599,924,949
Total Senior Floating Rate Interests (Cost $3,931,597,523)			3,920,947,120
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $214,080,287) 0.4%			
Financials 0.4%			
e,g Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.005%, 11/15/15	United States	246,069,295	233,040,590
Municipal Bonds 0.6%			
California State GO,			
7.95%, 3/01/36	United States	180,000,000	192,526,200
5.25%, 11/01/40	United States	16,900,000	15,569,801
Build America Bonds, 7.60%, 11/01/40	United States	69,600,000	76,175,112
Various Purpose, 6.00%, 11/01/39	United States	4,960,000	5,059,547
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	9,070,000	7,616,169
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	8,765,000	7,884,819
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series A, 5.50%, 8/01/42	United States	22,775,000	20,873,743
San Joaquin County Transportation Authority Sales Tax Revenue, Refunding, 5.50%, 3/01/41	United States	46,930,000	45,784,439
Total Municipal Bonds (Cost $350,901,913)			371,489,830
Total Investments before Short Term Investments (Cost $58,274,104,474)			60,734,372,204

Semiannual Report | 83

84 | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited) (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 85

Franklin Custodian Funds

Financial Highlights

86 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 87

Franklin Custodian Funds

Financial Highlights (continued)

88 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 89

90 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited)

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 98.2%		
Government National Mortgage Association (GNMA) Fixed Rate 98.2%		
GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17	$ 79,398	$ 87,257
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	175,490	195,022
GNMA GP 30 Year, 11.25%, 7/15/13 - 12/15/15	96,432	100,812
GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13	10,897	10,991
GNMA GP 30 Year, 11.75%, 8/15/13	2,896	2,921
GNMA GP 30 Year, 12.75%, 5/15/14	2,882	2,910
GNMA I SF 15 Year, 6.50%, 5/15/18	538,227	553,863
GNMA I SF 30 Year, 4.00%, 6/15/39 - 2/15/41	366,917,757	367,807,407
GNMA I SF 30 Year, 4.50%, 1/15/39 - 8/15/40	1,877,812,274	1,941,771,030
GNMA I SF 30 Year, 4.50%, 8/15/40	174,458,812	180,355,874
GNMA I SF 30 Year, 5.00%, 8/15/39	142,772,852	151,696,163
GNMA I SF 30 Year, 5.00%, 2/15/33 - 6/15/40	1,986,775,840	2,116,192,035
GNMA I SF 30 Year, 5.50%, 2/15/39	99,400,379	107,813,172
GNMA I SF 30 Year, 5.50%, 5/15/28 - 2/15/40	936,276,390	1,019,119,754
GNMA I SF 30 Year, 6.00%, 10/15/23 - 12/15/39	855,069,079	944,729,543
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	195,094,918	221,248,036
GNMA I SF 30 Year, 6.75%, 3/15/26	37,048	42,439
GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32	121,854,345	140,523,266
GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26	452,464	521,491
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	38,540,041	44,858,946
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	288,077	332,220
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	23,209,764	26,552,651
GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25	4,971,076	5,750,665
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	6,198,694	7,084,711
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	3,894,824	4,520,655
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	4,940,977	5,478,569
GNMA I SF 30 Year, 10.50%, 2/15/12 - 10/15/21	3,603,090	3,934,469
GNMA I SF 30 Year, 11.00%, 6/15/11 - 5/15/21	2,078,878	2,232,465
GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16	514,973	532,118
GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18	2,724,843	2,801,022
GNMA I SF 30 Year, 12.50%, 10/15/12 - 1/15/16	1,490,975	1,537,624
GNMA I SF 30 Year, 13.00%, 1/15/12 - 9/15/15	1,534,294	1,568,297
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	32,335	35,892
GNMA II GP 30 Year, 11.50%, 8/20/13	7,131	7,190
GNMA II SF 30 Year, 4.00%, 11/20/40	147,981,916	148,267,081
GNMA II SF 30 Year, 4.00%, 5/20/40 - 12/20/40	122,591,183	122,827,420
GNMA II SF 30 Year, 4.50%, 12/20/39	126,370,220	130,424,584
GNMA II SF 30 Year, 4.50%, 7/20/40	116,182,186	119,909,686
GNMA II SF 30 Year, 4.50%, 5/20/33 - 9/20/40	263,828,785	272,483,510
GNMA II SF 30 Year, 5.00%, 9/20/33	120,769,569	129,129,094
GNMA II SF 30 Year, 5.00%, 7/20/33 - 5/20/40	294,709,741	314,305,769
GNMA II SF 30 Year, 5.00%, 6/20/40	98,114,962	104,293,143
GNMA II SF 30 Year, 5.50%, 6/20/34 - 4/20/40	532,437,351	578,688,402
GNMA II SF 30 Year, 6.00%, 10/20/23 - 7/20/39	404,292,562	442,788,863
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	127,265,378	143,093,904
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	22,348,101	25,791,867
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	4,175,434	4,832,202

Semiannual Report | 91

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited) *(continued)*

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Government National Mortgage Association (GNMA) Fixed Rate (continued)		
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	$ 2,083,461	$ 2,416,960
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25	1,039,291	1,198,186
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21	307,155	355,893
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	203,743	241,830
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21	397,126	459,259
GNMA II SF 30 Year, 10.50%, 8/20/14 - 3/20/21	964,564	1,071,800
GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21	163,854	179,931
GNMA II SF 30 Year, 11.50%, 9/20/13 - 1/20/18	81,743	87,080
GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16	128,564	138,326
GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15	78,389	85,295
GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15	60,703	65,910
Total Mortgage-Backed Securities (Cost $9,493,832,145)		9,843,137,475
	Shares	
Short Term Investments (Cost $165,005,980) 1.7%		
Money Market Funds 1.7%		
[a,b]Institutional Fiduciary Trust Money Market Portfolio	165,005,980	165,005,980
Total Investments (Cost $9,658,838,125) 99.9%		10,008,143,455
Other Assets, less Liabilities 0.1%		13,368,645
Net Assets 100.0%		$10,021,512,100

See Abbreviations on page 130.

aNon-income producing. bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

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Franklin Custodian Funds

Financial Highlights

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Franklin Custodian Funds

Financial Highlights (continued)

94 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

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Franklin Custodian Funds

Financial Highlights (continued)

96 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Financial Highlights (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Custodian Funds

Statement of Investments, March 31, 2011 (unaudited)

Franklin Utilities Fund	Country	Shares	Value
Common Stocks 95.9%			
Diversified Telecommunication Services 3.3%			
AT&T Inc.	United States	1,800,000	$ 55,080,000
Verizon Communications Inc.	United States	1,000,000	38,540,000
			93,620,000
Electric Utilities 49.7%			
American Electric Power Co. Inc.	United States	2,700,000	94,878,000
Cleco Corp.	United States	1,000,000	34,290,000
Duke Energy Corp.	United States	4,000,000	72,600,000
Edison International	United States	2,600,000	95,134,000
Entergy Corp.	United States	1,500,000	100,815,000
Exelon Corp.	United States	1,800,000	74,232,000
FirstEnergy Corp.	United States	2,533,700	93,974,933
Great Plains Energy Inc.	United States	2,200,000	44,044,000
Hawaiian Electric Industries Inc.	United States	700,000	17,360,000
NextEra Energy Inc.	United States	2,000,000	110,240,000
Northeast Utilities	United States	900,000	31,140,000
NV Energy Inc.	United States	5,800,000	86,362,000
Pinnacle West Capital Corp.	United States	1,400,000	59,906,000
PNM Resources Inc.	United States	3,300,000	49,236,000
Portland General Electric Co.	United States	1,100,000	26,147,000
PPL Corp.	United States	3,300,000	83,490,000
Progress Energy Inc.	United States	1,900,000	87,666,000
Scottish and Southern Energy PLC	United Kingdom	1,500,000	30,331,410
The Southern Co.	United States	3,500,000	133,385,000
UIL Holdings Corp.	United States	1,360,000	41,507,200
Westar Energy Inc.	United States	1,630,600	43,080,452
			1,409,818,995
Gas Utilities 0.6%			
Questar Corp.	United States	1,000,000	17,450,000
Independent Power Producers & Energy Traders 2.4%			
Constellation Energy Group	United States	2,200,000	68,486,000
Multi-Utilities 34.7%			
Alliant Energy Corp.	United States	1,500,000	58,395,000
CenterPoint Energy Inc.	United States	3,800,000	66,728,000
CMS Energy Corp.	United States	1,400,000	27,496,000
Consolidated Edison Inc.	United States	1,100,000	55,792,000
Dominion Resources Inc.	United States	1,600,000	71,520,000
DTE Energy Co.	United States	800,000	39,168,000
National Grid PLC	United Kingdom	8,599,957	81,983,030
NiSource Inc.	United States	1,800,000	34,524,000
PG&E Corp.	United States	2,300,000	101,614,000
Public Service Enterprise Group Inc.	United States	2,900,000	91,379,000
SCANA Corp.	United States	900,000	35,433,000
Sempra Energy	United States	2,300,000	123,050,000
TECO Energy Inc.	United States	1,000,000	18,760,000
United Utilities Group PLC	United Kingdom	2,960,189	28,100,639
Vectren Corp.	United States	900,000	24,480,000

98 | Semiannual Report

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Franklin Custodian Funds

Financial Statements

Statements of Assets and Liabilities

March 31, 2011 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$481,583,232	$2,197,315,060	$57,108,731,390
Cost - Non-controlled affiliated issuers (Note 11)	—	—	1,244,202,752
Cost - Sweep Money Fund (Note 7)	10,418,078	251,096,255	339,111,796
Cost - Repurchase agreements	—	439,048,271	101,836,719
Total cost of investments	$492,001,310	$2,887,459,586	$58,793,882,657
Value - Unaffiliated issuers	$902,084,282	$4,344,543,731	$59,393,958,488
Value - Non-controlled affiliated issuers (Note 11)	—	—	1,419,153,050
Value - Sweep Money Fund (Note 7)	10,418,078	251,096,255	339,111,796
Value - Repurchase agreements	—	439,048,271	101,836,719
Total value of investments[a]	912,502,360	5,034,688,257	61,254,060,053
Cash	—	142,089	6,369,911
Receivables:			
Investment securities sold	8,252,077	—	89,260,886
Capital shares sold	1,798,868	18,484,435	153,949,312
Dividends and interest	402,463	4,335,556	649,280,647
Other assets	43,489	128,119	1,476,852
Total assets	922,999,257	5,057,778,456	62,154,397,661
Liabilities:			
Payables:			
Investment securities purchased	3,847,205	4,701,939	511,227,983
Capital shares redeemed	1,177,377	11,301,945	105,797,815
Affiliates	929,586	4,579,153	51,179,955
Allocator Funds (Note 12)	7,740	44,991	196,017
Unaffiliated transfer agent fees	134,117	347,718	6,735,357
Payable upon return of securities loaned	—	—	78,829,668
Accrued expenses and other liabilities	85,246	133,601	3,604,911
Total liabilities	6,181,271	21,109,347	757,571,706
Net assets, at value	$916,817,986	$5,036,669,109	$61,396,825,955
Net assets consist of:			
Paid-in capital	$507,734,936	$2,923,672,411	$64,920,470,247
Undistributed net investment income (loss)	(2,277,656)	1,140,943	—
Distributions in excess of net investment income	—	—	(164,722,983)
Net unrealized appreciation (depreciation)	420,511,083	2,147,228,671	2,460,447,842
Accumulated net realized gain (loss)	(9,150,377)	(35,372,916)	(5,819,369,151)
Net assets, at value	$916,817,986	$5,036,669,109	$61,396,825,955

[a]The Franklin Income Fund includes $74,732,330 of securities loaned.

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102 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 103

Franklin Custodian Funds

Financial Statements *(continued)*

Statements of Operations

for the six months ended March 31, 2011 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:			
Dividends:			
Unaffiliated issuers	$ 2,022,062	$ 31,860,950	$ 562,416,905
Non-controlled affiliated issuers (Note 11)	—	—	15,745,943
Interest:			
Unaffiliated issuers	—	201,946	1,410,243,262
Non-controlled affiliated issuers (Note 11)	—	—	11,194,223
Income from securities loaned	574	—	1,924,091
Total investment income	2,022,636	32,062,896	2,001,524,424
Expenses:			
Management fees (Note 3a)	1,955,700	9,965,441	111,049,359
Distribution fees: (Note 3c)			
Class A	792,260	3,810,815	25,783,231
Class B	50,131	235,231	7,661,054
Class B1	—	—	68,347
Class C	530,525	1,984,116	54,184,325
Class R	22,499	435,992	967,509
Transfer agent fees (Note 3e)	777,497	3,386,294	22,823,799
Special servicing agreement fees (Note 12)	16,915	274,255	877,112
Custodian fees (Note 4)	9,224	28,408	554,119
Reports to shareholders	65,449	232,494	1,756,034
Registration and filing fees	42,120	65,420	597,131
Professional fees	23,990	30,204	272,837
Trustees' fees and expenses	2,285	12,547	182,669
Other	11,697	37,755	452,618
Total expenses	4,300,292	20,498,972	227,230,144
Expense reductions (Note 4)	—	—	(38)
Net expenses	4,300,292	20,498,972	227,230,106
Net investment income (loss)	(2,277,656)	11,563,924	1,774,294,318
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments:			
Unaffiliated issuers	29,797,288	52,381,917	646,088,211
Non-controlled affiliated issuers (Note 11)	—	—	207,938,262
Written options	—	—	7,762,201
Foreign currency transactions	(84,770)	50,695	797,737
Net realized gain (loss)	29,712,518	52,432,612	862,586,411
Net change in unrealized appreciation (depreciation) on:			
Investments	98,047,332	486,840,871	2,973,028,017
Translation of other assets and liabilities denominated in foreign currencies	(4,131)	1,141	(240,724)
Net change in unrealized appreciation (depreciation)	98,043,201	486,842,012	2,972,787,293
Net realized and unrealized gain (loss)	127,755,719	539,274,624	3,835,373,704
Net increase (decrease) in net assets resulting from operations	$125,478,063	$550,838,548	$5,609,668,022

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106 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 107

108 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing

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Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and

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Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreements

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at period end had been entered into on March 31, 2011.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Derivative Financial Instruments

The Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Income Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

The Franklin Income Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

g. Securities Lending

The Funds participate in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each

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Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Securities Lending (continued)

day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund and in a money market fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At March 31, 2011, only the Franklin Income Fund had securities on loan.

h. Senior Floating Rate Interests

The Franklin Income Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of March 31, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Each fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

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Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Custodian Funds

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Semiannual Report | 115

Franklin Custodian Funds

Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Six Months ended March 31, 2011				
Shares sold	151,656	$ 4,606,890	2,845,440	$ 127,551,686
Shares issued in reinvestment of distributions	—	—	8,818	380,763
Shares redeemed	(72,236)	(2,219,545)	(582,207)	(26,236,834)
Net increase (decrease)	79,420	$ 2,387,345	2,272,051	$ 101,695,615
Year ended September 30, 2010				
Shares sold	84,648	$ 2,108,343	1,596,152	$ 62,395,159
Shares issued in reinvestment of distributions	—	—	10,831	413,311
Shares redeemed	(98,580)	(2,440,680)	(527,829)	(20,426,817)
Net increase (decrease)	(13,932)	$ (332,337)	1,079,154	$ 42,381,653
Advisor Class Shares:				
Six Months ended March 31, 2011				
Shares sold	2,236,412	$ 69,435,986	5,785,178	$ 260,485,940
Shares issued in reinvestment of distributions	—	—	83,716	3,625,760
Shares redeemed	(41,287)	(1,254,220)	(916,216)	(40,901,749)
Net increase (decrease)	2,195,125	$ 68,181,766	4,952,678	$ 223,209,951
Year ended September 30, 2010				
Shares sold	112,665	$ 2,925,854	6,348,692	$ 247,260,820
Shares issued in reinvestment of distributions	—	—	102,177	3,905,212
Shares redeemed	(42,936)	(1,073,820)	(5,016,397)	(193,685,259)
Net increase (decrease)	69,729	$ 1,852,034	1,434,472	$ 57,480,773

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended March 31, 2011				
Shares sold	1,839,752,474	$ 4,027,113,489	87,378,633	$ 592,202,703
Shares issued in reinvestment of distributions	388,046,727	841,157,899	15,732,276	106,390,450
Shares redeemed	(1,348,940,072)	(2,950,897,822)	(157,634,664)	(1,064,559,120)
Net increase (decrease)	878,859,129	$ 1,917,373,566	(54,523,755)	$ (365,965,967)
Year ended September 30, 2010				
Shares sold	3,122,047,774	$ 6,401,965,279	255,107,116	$ 1,722,046,431
Shares issued in reinvestment of distributions	795,698,609	1,618,086,910	28,399,723	191,100,894
Shares redeemed	(2,616,323,977)	(5,356,903,640)	(227,148,749)	(1,530,157,529)
Net increase (decrease)	1,301,422,406	$ 2,663,148,549	56,358,090	$ 382,989,796

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Six Months ended March 31, 2011				
Shares sold	5,598,761	$ 12,190,384	176,740	$ 1,197,783
Shares issued in reinvestment of distributions	14,120,856	30,461,925	221,490	1,497,931
Shares redeemed	(173,710,678)	(379,049,388)	(8,270,916)	(55,949,920)
Net increase (decrease)	(153,991,061)	$ (336,397,079)	(7,872,686)	$ (53,254,206)
Year ended September 30, 2010				
Shares sold	13,878,110	$ 28,322,228	1,842,598	$ 12,415,351
Shares issued in reinvestment of distributions	40,513,875	81,924,023	742,529	4,985,042
Shares redeemed	(316,412,820)	(646,630,369)	(18,446,529)	(124,222,515)
Net increase (decrease)	(262,020,835)	$ (536,384,118)	(15,861,402)	$ (106,822,122)
Class B1 Shares:				
Six Months ended March 31, 2011				
Shares sold	168,556	$ 364,703		
Shares issued in reinvestment of distributions	172,491	374,980		
Shares redeemed	(3,684,927)	(8,109,718)		
Net increase (decrease)	(3,343,880)	(7,370,035)		
Year ended September 30, 2010				
Shares sold	223,452	$ 458,088		
Shares issued in reinvestment of distributions	659,909	1,334,988		
Shares redeemed	(24,397,067)	(49,356,094)		
Net increase (decrease)	(23,513,706)	(47,563,018)		
Class C Shares:				
Six Months ended March 31, 2011				
Shares sold	968,181,612	$ 2,138,734,481	54,333,551	$ 366,746,989
Shares issued in reinvestment of distributions	160,007,938	350,058,158	5,547,286	37,310,908
Shares redeemed	(613,867,620)	(1,353,785,865)	(93,063,080)	(624,006,415)
Net increase (decrease)	514,321,930	$ 1,135,006,774	(33,182,243)	$ (219,948,518)
Year ended September 30, 2010				
Shares sold	1,596,716,655	$ 3,301,950,026	212,527,927	$ 1,426,604,550
Shares issued in reinvestment of distributions	320,155,286	656,144,553	7,931,210	53,125,111
Shares redeemed	(1,112,022,517)	(2,296,217,510)	(73,580,512)	(493,088,018)
Net increase (decrease)	804,849,424	$ 1,661,877,069	146,878,625	$ 986,641,643

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund			Franklin U.S. Government Securities Fund		
	Shares		Amount	Shares		Amount
Class R Shares:						
Six Months ended March 31, 2011						
Shares sold	27,302,305	$	59,132,803	3,710,772	$	25,100,927
Shares issued in reinvestment of distributions	5,304,890		11,367,096	377,724		2,553,553
Shares redeemed	(27,954,521)		(60,491,600)	(5,780,713)		(39,067,617)
Net increase (decrease)	4,652,674	$	10,008,299	(1,692,217)	$	(11,413,137)
Year ended September 30, 2010						
Shares sold	55,322,582	$	111,791,528	10,173,157	$	68,640,631
Shares issued in reinvestment of distributions	10,944,621		21,995,589	713,551		4,797,215
Shares redeemed	(49,258,198)		(99,547,081)	(11,015,574)		(74,066,471)
Net increase (decrease)	17,009,005	$	34,240,036	(128,866)	$	(628,625)
Advisor Class Shares:						
Six Months ended March 31, 2011						
Shares sold	341,315,343	$	744,649,276	28,019,166	$	189,360,435
Shares issued in reinvestment of distributions	65,286,261		140,831,712	3,389,292		22,972,395
Shares redeemed	(227,375,952)		(495,248,282)	(16,881,311)		(114,816,652)
Net increase (decrease)	179,225,652	$	390,232,706	14,527,147	$	97,516,178
Year ended September 30, 2010						
Shares sold	476,839,253	$	974,685,741	68,407,061	$	462,448,131
Shares issued in reinvestment of distributions	139,718,744		282,316,193	5,162,635		34,844,804
Shares redeemed	(546,851,471)		(1,107,964,672)	(27,638,036)		(186,483,344)
Net increase (decrease)	69,706,526	$	149,037,262	45,931,660	$	310,809,591

	Franklin Utilities Fund	
	Shares	Amount
Class A Shares:		
Six Months ended March 31, 2011		
Shares sold	21,466,461	$ 250,511,057
Shares issued in reinvestment of distributions	2,538,580	29,333,373
Shares redeemed	(14,633,850)	(170,756,059)
Net increase (decrease)	9,371,191	$ 109,088,371
Year ended September 30, 2010		
Shares sold	35,022,184	$ 384,837,941
Shares issued in reinvestment of distributions	7,008,916	75,475,936
Shares redeemed	(26,258,647)	(286,503,631)
Net increase (decrease)	15,772,453	$ 173,810,246

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Utilities Fund	
	Shares	**Amount**
Class B Shares:		
Six Months ended March 31, 2011		
Shares sold	69,064	$ 805,730
Shares issued in reinvestment of distributions	38,109	439,786
Shares redeemed	(1,475,634)	(17,223,268)
Net increase (decrease)	(1,368,461)	$ (15,977,752)
Year ended September 30, 2010		
Shares sold	353,630	$ 3,843,661
Shares issued in reinvestment of distributions	177,266	1,910,217
Shares redeemed	(2,098,673)	(22,916,591)
Net increase (decrease)	(1,567,777)	$ (17,162,713)
Class C Shares:		
Six Months ended March 31, 2011		
Shares sold	6,504,788	$ 75,654,480
Shares issued in reinvestment of distributions	409,995	4,725,368
Shares redeemed	(3,053,351)	(35,517,661)
Net increase (decrease)	3,861,432	$ 44,862,187
Year ended September 30, 2010		
Shares sold	12,669,924	$ 138,793,399
Shares issued in reinvestment of distributions	998,302	10,724,815
Shares redeemed	(6,213,093)	(67,545,390)
Net increase (decrease)	7,455,133	$ 81,972,824
Class R Shares:		
Six Months ended March 31, 2011		
Shares sold	676,110	$ 7,871,015
Shares issued in reinvestment of distributions	62,271	717,579
Shares redeemed	(646,975)	(7,522,784)
Net increase (decrease)	91,406	$ 1,065,810
Year ended September 30, 2010		
Shares sold	1,198,667	$ 13,083,869
Shares issued in reinvestment of distributions	185,276	1,990,558
Shares redeemed	(1,205,407)	(13,075,606)
Net increase (decrease)	178,536	$ 1,998,821
Advisor Class Shares:		
Six Months ended March 31, 2011		
Shares sold	7,405,699	$ 86,758,956
Shares issued in reinvestment of distributions	351,038	4,080,681
Shares redeemed	(4,274,889)	(50,333,991)
Net increase (decrease)	3,481,848	$ 40,505,646
Year ended September 30, 2010		
Shares sold	10,770,245	$ 119,820,517
Shares issued in reinvestment of distributions	689,152	7,473,842
Shares redeemed	(3,617,556)	(39,598,863)
Net increase (decrease)	7,841,841	$ 87,695,496

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

The Franklin DynaTech Fund, the Franklin Growth Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) a. Management Fees (continued)

Under a subadvisory agreement, Investment Advisory an affiliate of Advisers provides sub-advisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

e. Transfer Agent Fees

For the period ended March 31, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended March 31, 2011, the custodian fees were reduced as noted in the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2010, the capital loss carryforwards were as follows:

aIncludes $34,098,719 from the merged Franklin Global Communications Fund, Franklin Global Health Care Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations. bIncludes $84,084,287 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2010, the Franklin Income Fund and the Franklin Utilities Fund deferred realized capital losses of $1,454,309,585 and $12,850,632, respectively.

At March 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

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Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions and regulatory settlements.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2011, were as follows:

Transactions in options written during the period ended March 31, 2011, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Notes to Financial Statements (unaudited) (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2011, the Franklin Income Fund had 49.96% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2011, the value of this security was $121,000,000 representing 0.20% of the fund’s net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

10. OTHER DERIVATIVE INFORMATION

For the period ended March 31, 2011, the effect of derivative contracts on the Franklin Income Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period.

See Note 1(e) regarding derivative financial instruments.

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Notes to Financial Statements (unaudited) (continued)

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Income Fund for the period ended March 31, 2011, were as shown below.

12. SPECIAL SERVICING AGREEMENT

The Funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Funds and the Allocator Funds. Under the SSA, the Funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Funds (e.g., due to reduced

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Notes to Financial Statements (unaudited) (continued)

12. SPECIAL SERVICING AGREEMENT (continued)

costs associated with servicing accounts) from the investment in the Funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended March 31, 2011, the Funds were held by one or more of the Allocator Funds and the amount of expenses borne by the Funds is noted in the Statements of Operations. At March 31, 2011, one or more of the Allocator Funds owned a percentage of the funds’ outstanding shares as follows:

13. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended March 31, 2011, the Funds did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

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Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of March 31, 2011, in valuing the Funds’ assets and liabilities carried at fair value:

At March 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds’ fair value, is as follows:

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Notes to Financial Statements (unaudited) (continued)

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds comprising Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares during 2010 and the previous 10-year period ended December 31, 2010, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

Franklin DynaTech Fund – This Fund’s investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap growth funds as classified by Lipper. The Lipper report showed the Fund’s total return for 2010 to be in the middle

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

quintile of its performance universe but to be in either the highest or next to highest quintile of such universe in each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with the Fund’s overall performance as shown in the Lipper report, noting that its total return for 2010 exceeded 18.5%.

Franklin Growth Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional large-cap core funds as classified by Lipper. The Lipper report showed the Fund’s total return during 2010 to be in the second-highest quintile of such performance universe and its total return on an annualized basis to be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin Income Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Lipper report showed the Fund’s income return during 2010 to be in the highest or best performing quintile of its performance universe and its income return on an annualized basis during each of the previous three-, five- and 10-year periods to also be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return during 2010 to be in the second-highest quintile of its Lipper performance universe, and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin U.S. Government Securities Fund – This Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund’s Lipper report showed its income return during 2010 to be in the second-highest quintile of it Lipper performance universe and its income return on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Fund’s Lipper report showed its total return to be in the middle quintile of its performance universe during 2010, and its total return on an annualized basis to be in the second-lowest quintile of such universe for the previous three- and five-year periods, and in the middle quintile of such universe for the previous 10-year period. The Board found such comparative performance to be acceptable in view of the Fund’s income investment objective and conservative policy of investing only in plain vanilla Ginnie Mae pass-through securities, noting that the Fund’s total returns for the annualized three- and five-year periods in each case were less than 30 basis points below the performance universe median.

Franklin Utilities Fund – This Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund’s Lipper report showed its income return during 2010 to be in the second-highest quintile of

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

such universe, and its income return on an annualized basis to be in either the highest or second-highest quintile of such performance universe during each of the previous three-, five-, and 10-year periods. The Fund’s total return during 2010 placed it in the middle quintile of its performance universe, and placed it in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees, and total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for each of Franklin DynaTech Fund, Franklin Growth Fund and Franklin Utilities Fund to be in the least expensive quintile of their respective Lipper expense groups, and for each of Franklin Income Fund and Franklin U.S. Government Securities Fund to be within one-and-a-half basis points of their respective expense group medians. The actual total expense ratio for all the Funds were in the least or next to least expensive quintile of their respective Lipper expense groups. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to their respective Lipper expense groups as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual Funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting

134 | Semiannual Report

Franklin Custodian Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter for each subsequent $2.5 billion of assets until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. In discussing such overall fee structure, management noted that the asset sizes of all Funds were beneath their last breakpoint levels and stated its view that such fee structures reach a relatively low rate quickly reflecting anticipated economies of scale as a Fund’s assets increase and pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Semiannual Report | 135

Franklin Custodian Funds

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

136 | Semiannual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN CUSTODIAN FUNDS

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

FCF S 05/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

     Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

     Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

     Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

5079-1

3

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date	May 26, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	May 26, 2011